Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Richard J. Carbone and Robert M. Falzon and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 2011.

/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr.
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Richard J. Carbone and Robert M. Falzon and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December, 2011.

/s/ Gordon M. Bethune
Gordon M. Bethune
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Richard J. Carbone and Robert M. Falzon and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 2011.

/s/ Gaston Caperton
Gaston Caperton
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Richard J. Carbone and Robert M. Falzon and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 2011.

/s/ Gilbert F. Casellas
Gilbert F. Casellas
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Richard J. Carbone and Robert M. Falzon and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 2011.

/s/ James G. Cullen
James G. Cullen
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Richard J. Carbone and Robert M. Falzon and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December, 2011.

/s/ William H. Gray, III
William H. Gray, III
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Richard J. Carbone and Robert M. Falzon and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of December, 2011.

/s/ Mark B. Grier
Mark B. Grier
Vice Chairman and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Richard J. Carbone and Robert M. Falzon and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of December, 2011.

/s/ Constance J. Horner
Constance J. Horner
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Richard J. Carbone and Robert M. Falzon and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 2011.

/s/ Martina Hund-Mejean
Martina Hund-Mejean
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Richard J. Carbone and Robert M. Falzon and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December, 2011.

/s/ Karl J. Krapek
Karl J. Krapek
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Richard J. Carbone and Robert M. Falzon and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of December, 2011.

/s/ Christine A. Poon
Christine A. Poon
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Richard J. Carbone and Robert M. Falzon and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of December, 2011.

/s/ James A. Unruh
James A. Unruh
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Richard J. Carbone and Robert M. Falzon and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of February, 2012.

/s/ Peter B. Sayre
Peter B. Sayre
Senior Vice President and Controller
(Principal Accounting Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Richard J. Carbone and Robert M. Falzon and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 2011.

/s/ John R. Strangfeld
John R. Strangfeld
Chairman, Chief Executive Officer,
President and Director